UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) December 1, 2004



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit,                           48265-3000
      Michigan                                                   (Zip Code)
      --------
      (Address of Principal Executive
      Offices)



          Registrant's telephone number, including area code (313) 556-5000
                                                             --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On December 1, 2004, General Motors Corporation (GM) issued a news release announcing November 2004 sales. The release is as follows:

GM Announces November Sales of 303,891 Vehicles
Utility Sales on Pace to Set Another Calendar Year Industry Record Cadillac on Track to Have Best Sales Since 1990

DETROIT - General Motors dealers sold 303,891 new cars and trucks in November, down 13 percent compared to year-ago sales. GM's truck sales (185,699) were down 10 percent, and car sales (118,192) were down 17 percent.

"GM's November sales overall were softer than expected, however we saw some encouraging results," said John Smith, group vice president, GM North America Vehicle Sales, Service and Marketing. "Our key launch products, the Chevrolet Aveo, Colorado and Equinox, Cadillac STS, GMC Canyon, Pontiac G6 and Buick LaCrosse continue to gain sales and show market momentum. Additionally, we've maintained industry truck leadership in an increasingly competitive marketplace and will likely set a new industry record for utility sales this year. Key brands, particularly Chevrolet, GMC and Cadillac are achieving solid sales results, with Cadillac having its best year since 1990."

GM Truck Sales

Although GM's total truck sales for November were down versus last year, calendar year-to-date sales remain at industry-record levels. Truck sales are up 1 percent for the calendar year, paced by another record-setting year for sport utility vehicle sales, which are up 6 percent through November. In addition, medium pickups and medium-luxury utilities had sales improvements in November, and small utilities posted a monthly sales record. Launch vehicles, including the Chevrolet Colorado and GMC Canyon, Chevrolet Equinox and Cadillac SRX drove the sales lift in those segments.

GM Car Sales

Several GM cars achieved strong sales results in November. Chevrolet Malibu, Corvette and Impala, Cadillac CTS and XLR and Pontiac Vibe all had year-over-year sales improvements. Chevrolet Aveo deliveries were up 88 percent, its second-best sales month since launch.

Divisional Highlights

Chevrolet - In addition to Aveo, Colorado and Equinox had strong November sales, and Corvette deliveries improved 38 percent. Equinox sales topped 10,000 units, and TrailBlazer sales were up 18 percent in November. Although Chevrolet's November sales were down, calendar year-to-date deliveries are up 4 percent, with car sales up 14 percent and truck sales comparable to year-ago levels.

Cadillac - Cadillac's November truck sales were led by SRX and Escalade ESV. SRX deliveries were up 39 percent, and Escalade ESV sales improved 6 percent, setting a new November sales record. On the car side, CTS continued its solid sales results with a 4 percent increase in November, and XLR deliveries were up 2 percent. Cadillac's overall vehicle deliveries in November declined, however calendar year-to-date sales are up 7 percent, with truck deliveries up 46 percent. As a result of its year-long strong sales, Cadillac remains on pace for its best sales year since 1990.

GMC - Although GMC sales were down in November, it remains on track to have its best-ever sales year, with calendar year-to-date deliveries up 5 percent. GMC's sales pace is driven by record-setting calendar year-to-date gains for Envoy and Sierra. Yukon also posted a calendar year-to-date sales increase for GMC, which has set annual sales records in 10 of the last 11 years.

Pontiac - Sales of the all-new G6 were up 19 percent compared to October as production continues to ramp up. Car sales for the calendar year have risen 5 percent, led by a 9 percent sales increase for Grand Prix, a 30 percent improvement for Bonneville and the introduction of the G6. Although Pontiac's November sales declined, deliveries for the calendar year are up 2 percent.

HUMMER - H2 SUT sales have shown continued growth since launch and have contributed to improving total HUMMER sales in recent months.

Saturn - Vue, bolstered by sales of its Red Line version, continues its solid sales results with deliveries up 2 percent in November and 8 percent for the calendar year-to-date. Saturn's November sales and calendar year-to-date sales are down due to the discontinuation of the L-Series. Relay, Saturn's new crossover sport van, is arriving in dealers' showrooms, and sales are off to a good start.

Buick - Sales of Buick's all-new mid-size sedan, the LaCrosse, are strengthening as production ramps up. Its new crossover sport van, Terraza, posted good sales in its first month. Buick's November sales were down, however Buick truck sales for the calendar year are up 16 percent.

Certified Used Vehicles

November sales for all GM certified used vehicle brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned, Used Cars from Saturn and Saab Certified Pre-Owned, were 46,405 units, up 22 percent from November 2003. Calendar year-to-date sales are 486,217, up 12 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted the certified category's second-highest monthly sales ever in November with 40,125 sales, up more than 26 percent from November 2003. This marks the second consecutive month that GM Certified Used Vehicles surpassed 40,000 units in sales.

GM Certified Used Vehicles continues to lead all certified pre-owned brands industry-wide with 2004 calendar year-to-date sales of 409,514 units, a 13 percent increase from the same period last year and a new annual sales record for the certified category. GM Certified also announced this month that Chevrolet is now the industry's top-selling single-line make certified brand in the U.S., according to 2004 certified pre-owned segment sales statistics from Autodata Corp.

Cadillac Certified Pre-Owned Vehicles posted sales of 3,041 units, up 25 percent compared to year-ago levels. Used Cars from Saturn sold 2,662 units, down 10 percent. Saab Certified Pre-Owned Vehicles sold 577 units, down 27 percent.

"With its second-best sales performance ever in November, GM Certified Used Vehicles passed the certified category record sales of nearly 400,000 units it recorded last year and continues to drive the category," Smith said. "Chevrolet's status as the top-selling single-line make certified used vehicle is especially noteworthy and is a testament to the excellent value offered by Chevrolet cars and trucks."

GM North America Reports November Production, 2004 Fourth-Quarter Forecast Unchanged, Initial 2005 First-Quarter Forecast Set

In November, GM North America produced 425,000 vehicles (159,000 cars and 266,000 trucks), compared to 438,000 vehicles (180,000 cars and 258,000 trucks) produced in November 2003. Production totals include joint venture production of 22,000 vehicles in November 2004 and 10,500 vehicles in November 2003.

In addition, GM North America's fourth-quarter production forecast remains unchanged at 1.27 million vehicles (473,000 cars and 797,000 trucks). In the fourth quarter of 2003, GM North America built 1.385 million vehicles (558,000 cars and 827,000 trucks). GM North America's current 2004 calendar year production forecast is unchanged at 5.21 million vehicles.

Also, GM North America's initial 2005 first-quarter production forecast is 1.25 million vehicles (481,000 cars and 769,000 trucks), down 7.1 percent from the same quarter last year. In the first quarter of 2004, GM North America built
1.345 million vehicles (525,000 cars and 820,000 trucks).

GM also announced revised 2004 fourth-quarter and initial 2005 first-quarter production forecasts for its international regions:

GM Europe - The region's current fourth-quarter forecast is 446,000 vehicles. The current production forecast now includes GM Europe joint venture production. Comparable fourth quarter 2003 production is 458,000 vehicles. Including joint venture production, the current forecast is down 8,000 vehicles from the previous guidance. GM Europe's initial 2005 first-quarter production estimate is 515,000 vehicles. In the first quarter of 2004, the region built 473,000 vehicles.

GM Asia Pacific - GM Asia Pacific's current fourth-quarter production forecast is 381,000 vehicles. This forecast now includes all Asia Pacific joint venture production. Comparable fourth quarter 2003 production is 308,000 vehicles. GM Asia Pacific's initial 2005 first quarter production estimate is 337,000 vehicles. In the first quarter of 2004, the region built 296,000 vehicles.

GM Latin America, Africa and the Middle East - The region's revised fourth-quarter forecast is 200,000 vehicles, down 3,000 vehicles from last month's guidance. In the fourth quarter of 2003, the region built 157,000 vehicles. The region's initial 2005 first-quarter production estimate is 181,000 vehicles. In the first quarter of 2004, the region built 159,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs about 325,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries, and its vehicles are sold in 192 countries. In 2003, GM sold nearly 8.6 million cars and trucks, about 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               November                 January - November
-------------------------------------------------------------------------------
 Curr S/D:   24                           % Chg
 Prev S/D:   25         2004      2003   per S/D      2004       2003     %Chg
-------------------------------------------------------------------------------
Vehicle Total        303,891   363,181    -12.8  4,270,255  4,308,503     -0.9
-------------------------------------------------------------------------------
Car Total            118,192   149,032    -17.4  1,721,905  1,791,188     -3.9
-------------------------------------------------------------------------------
Truck Total          185,699   214,149     -9.7  2,548,350  2,517,315      1.2
-------------------------------------------------------------------------------
Light Truck Total    181,615   210,784    -10.2  2,504,830  2,480,748      1.0
-------------------------------------------------------------------------------
Light Vehicle Total  299,807   359,816    -13.2  4,226,735  4,271,936     -1.1
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
       Market Division
       Vehicle Total                                  Calendar Year-to-Date
                               November                 January - November
-------------------------------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004       2003     %Chg
-------------------------------------------------------------------------------
Buick                 16,517    25,877    -33.5    283,398    307,967     -8.0
Cadillac              18,301    21,703    -12.2    206,893    194,028      6.6
Chevrolet            184,134   196,244     -2.3  2,500,605  2,403,494      4.0
GMC                   38,035    43,572     -9.1    540,872    516,382      4.7
HUMMER                 2,693     2,837     -1.1     25,531     31,447    -18.8
Oldsmobile               450     9,397    -95.0     28,298    115,701    -75.5
Other - Isuzu          1,246       966     34.4     12,963     11,560     12.1
Pontiac               27,474    41,722    -31.4    438,336    431,522      1.6
Saab                   2,452     3,600    -29.1     34,738     44,408    -21.8
Saturn                12,589    17,263    -24.0    198,621    251,994    -21.2
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                  108,398   141,990    -20.5  1,626,775  1,743,323     -6.7
-------------------------------------------------------------------------------
Light Truck          181,615   210,784    -10.2  2,504,830  2,480,748      1.0
-------------------------------------------------------------------------------

 Twenty-four selling days for the November period this year and twenty-five for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  November 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                November              January - November
                         ------------------------------------------------------
                                          %Chg
                          2004    2003   per S/D      2004       2003    %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  24      25
-------------------------------------------------------------------------------

Century                  1,676    5,870   -70.3     65,484     87,420    -25.1
LaCrosse                 3,713        0   ***.*      4,332          0    ***.*
LeSabre                  3,981    6,031   -31.2    105,772    106,740     -0.9
Park Avenue                679    1,884   -62.5     16,428     24,416    -32.7
Regal                      278    1,864   -84.5     13,471     22,127    -39.1
      Buick Total       10,327   15,649   -31.3    205,487    240,703    -14.6
-------------------------------------------------------------------------------
Catera                       0        0   ***.*          0         15    ***.*
CTS                      4,091    4,110     3.7     50,953     45,183     12.8
DeVille                  4,225    8,090   -45.6     61,739     74,764    -17.4
Eldorado                     0        1   ***.*          7        193    -96.4
Seville                     92    1,815   -94.7      3,317     17,699    -81.3
STS                      2,771        0   ***.*      6,313          0    ***.*
XLR                        256      262     1.8      3,323        588    465.1
     Cadillac Total     11,435   14,278   -16.6    125,652    138,442     -9.2
-------------------------------------------------------------------------------
Aveo                     6,212    3,442    88.0     49,775      3,442    ***.*
Camaro                       0       11   ***.*        127      1,103    -88.5
Cavalier                13,967   18,354   -20.7    186,521    234,888    -20.6
Classic                  2,102    7,501   -70.8     81,575     38,500    111.9
Cobalt                     452        0   ***.*        452          0    ***.*
Corvette                 2,120    1,596    38.4     32,379     26,149     23.8
Impala                  19,488   15,889    27.8    261,879    247,415      5.8
Lumina                       0        0   ***.*          0         15    ***.*
Malibu                  13,094    7,493    82.0    157,652    114,799     37.3
Metro                        0        0   ***.*          0          1    ***.*
Monte Carlo              3,855    4,625   -13.2     52,578     60,568    -13.2
Prizm                        0        1   ***.*          5         17    -70.6
SSR                        591      644    -4.4      8,538        731    ***.*
    Chevrolet Total     61,881   59,556     8.2    831,481    727,628     14.3
-------------------------------------------------------------------------------
Alero                      316    8,107   -95.9     19,741     90,001    -78.1
Aurora                       1       68   -98.5        199      3,082    -93.5
Intrigue                     0       10   ***.*         55        786    -93.0
    Oldsmobile Total       317    8,185   -96.0     19,995     93,869    -78.7
-------------------------------------------------------------------------------
Bonneville               1,050    2,113   -48.2     28,272     21,793     29.7
Firebird                     0       12   ***.*        109        912    -88.0
G6                       4,407        0   ***.*      9,498          0    ***.*
Grand Am                 3,526   14,466   -74.6    130,858    142,098     -7.9
Grand Prix               8,339   12,582   -31.0    121,046    110,884      9.2
GTO                      1,130        0   ***.*     10,617          0    ***.*
Sunfire                  3,117    3,410    -4.8     32,484     40,025    -18.8
Vibe                     3,435    3,372     6.1     54,775     53,415      2.5
     Pontiac Total      25,004   35,955   -27.6    387,659    369,127      5.0
-------------------------------------------------------------------------------
9-2X                       290        0   ***.*      1,350          0    ***.*
9-3                      1,549    2,586   -37.6     24,827     31,596    -21.4
9-5                        613    1,014   -37.0      8,561     12,812    -33.2
       Saab Total        2,452    3,600   -29.1     34,738     44,408    -21.8
-------------------------------------------------------------------------------
ION                      5,953    9,523   -34.9     98,058    107,826     -9.1
Saturn L Series            823    2,286   -62.5     18,835     62,139    -69.7
Saturn S Series              0        0   ***.*          0      7,046    ***.*
      Saturn Total       6,776   11,809   -40.2    116,893    177,011    -34.0
-------------------------------------------------------------------------------
        GM Total       118,192  149,032   -17.4  1,721,905  1,791,188     -3.9
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     108,398  141,990   -20.5  1,626,775  1,743,323     -6.7
-------------------------------------------------------------------------------
GM Import                9,794    7,042    44.9     95,130     47,865     98.7
-------------------------------------------------------------------------------
        GM Total       118,192  149,032   -17.4  1,721,905  1,791,188     -3.9
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  November 2004
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                                November              January - November
                         ------------------------------------------------------
                                          %Chg
                          2004    2003   per S/D      2004       2003    %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  24      25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             10,327   15,649   -31.3    205,487    240,703    -14.6
Cadillac Total          11,435   14,278   -16.6    125,652    138,427     -9.2
Chevrolet Total         55,669   56,114     3.3    781,706    724,186      7.9
Oldsmobile Total           317    8,185   -96.0     19,995     93,869    -78.7
Pontiac Total           23,874   35,955   -30.8    377,042    369,127      2.1
Saturn Total             6,776   11,809   -40.2    116,893    177,011    -34.0
     GM North America
       Total*          108,398  141,990   -20.5  1,626,775  1,743,323     -6.7
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Cadillac Total               0        0   ***.*          0         15    ***.*
Chevrolet Total          6,212    3,442    88.0     49,775      3,442    ***.*
Pontiac Total            1,130        0   ***.*     10,617          0    ***.*
Saab Total               2,452    3,600   -29.1     34,738     44,408    -21.8
     GM Import Total     9,794    7,042    44.9     95,130     47,865     98.7
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             16,517   25,877   -33.5    283,398    307,967     -8.0
Cadillac Total          18,301   21,703   -12.2    206,893    194,028      6.6
Chevrolet Total        184,134  196,244    -2.3  2,500,605  2,403,494      4.0
GMC Total               38,035   43,572    -9.1    540,872    516,382      4.7
HUMMER Total             2,693    2,837    -1.1     25,531     31,447    -18.8
Oldsmobile Total           450    9,397   -95.0     28,298    115,701    -75.5
Other-Isuzu Total        1,246      966    34.4     12,963     11,560     12.1
Pontiac Total           27,474   41,722   -31.4    438,336    431,522      1.6
Saab Total               2,452    3,600   -29.1     34,738     44,408    -21.8
Saturn Total            12,589   17,263   -24.0    198,621    251,994    -21.2
     GM Total          303,891  363,181   -12.8  4,270,255  4,308,503     -0.9
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  November 2004
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                                November              January - November
                    -----------------------------------------------------------
                                          % Chg
                        2004      2003    per S/D     2004       2003     %Chg
-------------------------------------------------------------------------------
  Selling Days (S/D)      24      25
-------------------------------------------------------------------------------
Rainier                  1,746    1,635    11.2     21,548      2,780    675.1
Rendezvous               3,679    8,593   -55.4     55,594     64,484    -13.8
Terraza                    765        0   ***.*        769          0    ***.*
    Total Buick          6,190   10,228   -37.0     77,911     67,264     15.8
-------------------------------------------------------------------------------
Escalade                 2,680    3,398   -17.8     32,425     31,174      4.0
Escalade ESV             1,292    1,275     5.6     13,713     11,285     21.5
Escalade EXT               628    1,049   -37.6      8,659      9,992    -13.3
SRX                      2,266    1,703    38.6     26,444      3,135    743.5
  Total Cadillac         6,866    7,425    -3.7     81,241     55,586     46.2
-------------------------------------------------------------------------------
Astro                    2,920    2,423    25.5     31,103     36,811    -15.5
C/K Suburban(Chevy)      8,399   11,743   -25.5    107,075    119,794    -10.6
Chevy C/T Series            15       47   -66.8        327        750    -56.4
Chevy W Series             225      139    68.6      2,384      1,957     21.8
Colorado                 8,639      374   ***.*    104,749        374    ***.*
Equinox                 10,376        0   ***.*     71,750          0    ***.*
Express Cutaway/G Cut    1,520    1,276    24.1     18,892     16,846     12.1
Express Panel/G Van      5,488    4,908    16.5     65,780     61,464      7.0
Express/G Sportvan       1,307      883    54.2     17,109     14,168     20.8
Kodiak 4/5 Series          931      679    42.8      8,045      6,625     21.4
Kodiak 6/7/8 Series        209      231    -5.8      3,059      2,248     36.1
S/T Blazer                 803    5,478   -84.7     32,074     48,631    -34.0
S/T Pickup                 102    7,054   -98.5      9,918    131,478    -92.5
Tahoe                    9,803   15,055   -32.2    169,323    177,943     -4.8
Tracker                    289    2,421   -87.6     14,610     33,256    -56.1
TrailBlazer             23,270   20,595    17.7    257,614    238,090      8.2
Uplander                 1,475        0   ***.*      1,507          0    ***.*
Venture                  1,930    8,829   -77.2     64,842     85,174    -23.9
................................................................................
      Avalanche          4,570    6,954   -31.5     73,974     84,118    -12.1
      Silverado-C/K
        Pickup          39,982   47,599   -12.5    614,989    616,139     -0.2
Chevrolet Fullsize
  Pickups               44,552   54,553   -14.9    688,963    700,257     -1.6
................................................................................
  Chevrolet Total      122,253  136,688    -6.8  1,669,124  1,675,866     -0.4
-------------------------------------------------------------------------------
Canyon                   2,271      241   881.6     23,905        241    ***.*
Envoy                    7,981    9,065    -8.3    124,731    114,879      8.6
GMC C/T Series               9       53   -82.3        357      1,482    -75.9
GMC W Series               454      297    59.2      4,880      3,969     23.0
S/T Jimmy                    0        0   ***.*          0         52    ***.*
Safari (GMC)               477      642   -22.6      7,505     10,200    -26.4
Savana Panel/G Classic   1,756    1,469    24.5     18,312     17,996      1.8
Savana Special/G Cut       619      295   118.6     16,844      9,438     78.5
Savana/Rally               175      234   -22.1      2,228      2,853    -21.9
Sierra                  13,662   14,251    -0.1    190,341    176,741      7.7
Sonoma                      41    1,927   -97.8      3,253     33,093    -90.2
Topkick 4/5 Series         504      601   -12.6      5,572      4,400     26.6
Topkick 6/7/8 Series       491      352    45.3      5,933      3,576     65.9
Yukon                    4,801    7,348   -31.9     78,790     75,957      3.7
Yukon XL                 4,794    6,797   -26.5     58,221     61,505     -5.3
     GMC Total          38,035   43,572    -9.1    540,872    516,382      4.7
-------------------------------------------------------------------------------
HUMMER H1                   25       53   -50.9        390        669    -41.7
HUMMER H2                2,668    2,784    -0.2     25,141     30,778    -18.3
   HUMMER Total          2,693    2,837    -1.1     25,531     31,447    -18.8
-------------------------------------------------------------------------------
Bravada                     59      336   -81.7      1,911      7,697    -75.2
Silhouette                  74      876   -91.2      6,392     14,135    -54.8
 Oldsmobile Total          133    1,212   -88.6      8,303     21,832    -62.0
-------------------------------------------------------------------------------
Other-Isuzu F Series       117       98    24.4      1,147      1,298    -11.6
Other-Isuzu N Series     1,129      868    35.5     11,816     10,262     15.1
 Other-Isuzu Total       1,246      966    34.4     12,963     11,560     12.1
-------------------------------------------------------------------------------
Aztek                    1,022    1,889   -43.6     19,189     25,800    -25.6
Montana                    605    3,878   -83.7     30,638     36,595    -16.3
Montana SV6                843        0   ***.*        850          0    ***.*
   Pontiac Total         2,470    5,767   -55.4     50,677     62,395    -18.8
-------------------------------------------------------------------------------
Relay                      473        0   ***.*        473          0    ***.*
VUE                      5,340    5,454     2.0     81,255     74,983      8.4
   Saturn Total          5,813    5,454    11.0     81,728     74,983      9.0
-------------------------------------------------------------------------------
     GM Total          185,699  214,149    -9.7  2,548,350  2,517,315      1.2
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     184,151  213,055   -10.0  2,532,239  2,504,236      1.1
-------------------------------------------------------------------------------
GM Import                1,548    1,094    47.4     16,111     13,079     23.2
-------------------------------------------------------------------------------
     GM Total          185,699  214,149    -9.7  2,548,350  2,517,315      1.2
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     181,615  210,784   -10.2  2,504,830  2,480,748      1.0
-------------------------------------------------------------------------------
GM Import                    0        0   ***.*          0          0    ***.*
-------------------------------------------------------------------------------
     GM Total          181,615  210,784   -10.2  2,504,830  2,480,748      1.0
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  November 2004
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                                November              January - November
                    -----------------------------------------------------------
                                          % Chg
                        2004      2003    per S/D     2004       2003     %Chg
-------------------------------------------------------------------------------
  Selling Days (S/D)      24      25
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,190   10,228   -37.0     77,911     67,264     15.8
Cadillac Total           6,866    7,425    -3.7     81,241     55,586     46.2
Chevrolet Total        122,092  136,598    -6.9  1,667,691  1,674,595     -0.4
GMC Total               37,649   43,341    -9.5    536,854    513,306      4.6
HUMMER Total             2,693    2,837    -1.1     25,531     31,447    -18.8
Oldsmobile Total           133    1,212   -88.6      8,303     21,832    -62.0
Other-Isuzu Total          245      193    32.2      2,303      2,828    -18.6
Pontiac Total            2,470    5,767   -55.4     50,677     62,395    -18.8
Saturn Total             5,813    5,454    11.0     81,728     74,983      9.0
    GM North America
      Total*           184,151  213,055   -10.0  2,532,239  2,504,236      1.1
-------------------------------------------------------------------------------
Chevrolet Total            161       90    86.3      1,433      1,271     12.7
GMC Total                  386      231    74.1      4,018      3,076     30.6
Other-Isuzu Total        1,001      773    34.9     10,660      8,732     22.1
    GM Import Total      1,548    1,094    47.4     16,111     13,079     23.2
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,190   10,228   -37.0     77,911     67,264     15.8
Cadillac Total           6,866    7,425    -3.7     81,241     55,586     46.2
Chevrolet Total        120,873  135,592    -7.1  1,655,309  1,664,286     -0.5
GMC Total               36,577   42,269    -9.9    524,130    502,955      4.2
HUMMER Total             2,693    2,837    -1.1     25,531     31,447    -18.8
Oldsmobile Total           133    1,212   -88.6      8,303     21,832    -62.0
Pontiac Total            2,470    5,767   -55.4     50,677     62,395    -18.8
Saturn Total             5,813    5,454    11.0     81,728     74,983      9.0
    GM North America
      Total*           181,615  210,784   -10.2  2,504,830  2,480,748      1.0
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,190   10,228   -37.0     77,911     67,264     15.8
Cadillac Total           6,866    7,425    -3.7     81,241     55,586     46.2
Chevrolet Total        120,873  135,592    -7.1  1,655,309  1,664,286     -0.5
GMC Total               36,577   42,269    -9.9    524,130    502,955      4.2
HUMMER Total             2,693    2,837    -1.1     25,531     31,447    -18.8
Oldsmobile Total           133    1,212   -88.6      8,303     21,832    -62.0
Pontiac Total            2,470    5,767   -55.4     50,677     62,395    -18.8
Saturn Total             5,813    5,454    11.0     81,728     74,983      9.0
    GM Total           181,615  210,784   -10.2  2,504,830  2,480,748      1.0
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 12/01/04



                        GMNA                                           Memo: Joint Ventures
                -------------------                          Total     GMNA 1     International 5
Units 000s      Car1 Truck1  Total     GME2 GMLAAM3  GMAP4 Worldwide   Car  Truck
                ---- ------  ------    ---- ------   ----  ---------   ---- -----

2004 Q4 #        473    797  1,270      446   200    381     2,297      17    46        317
-------------  --------------------    ---- ------   ----  ---------
-------------  --------------------    ---- ------   ----  ---------
2005 Q1 #        481    769  1,250      515   181    337     2,283      17    51        280
  O/(U) prior
forecast:@         0      0      0        0     0      0         0       0     0          0
-------------  --------------------    ---- ------   ----  ---------

=================================================================================================




                        GMNA                                           Memo: Joint Ventures
                -------------------                          Total     GMNA 1     International 5
Units 000s      Car  Truck   Total     GME  GMLAAM   GMAP  Worldwide   Car  Truck
                ---- ------  ------    ---- ------   ----  ---------   ---- -----
      2001
1st Qtr.         580    634  1,214      538   138     51     1,941      18     9         NA
2nd Qtr.         638    726  1,364      491   165     64     2,084      13    16         NA
3rd Qtr.         574    664  1,238      373   146     74     1,832      11    15         NA
4th Qtr.         573    721  1,294      441   127     67     1,929       9    16         NA
               -----  -----  -----    -----   ---    ---     -----      --    --
       CY      2,365  2,745  5,110    1,842   575    256     7,786      51    56         NA

      2002
1st Qtr.         600    753  1,353      456   131     65     2,005      11    11         NA
2nd Qtr.         688    865  1,553      453   141     74     2,221      15    17         NA
3rd Qtr.         568    740  1,308      408   132     87     1,935      19    20         NA
4th Qtr.         602    824  1,426      453   157     81     2,117      14    25         NA
               -----  -----  -----    -----   ---    ---     -----      --    --
       CY      2,458  3,182  5,640    1,770   561    307     8,278      59    73         NA

      2003
1st Qtr.         591    860  1,451      491   127     77     2,146      19    24         NA
2nd Qtr.         543    837  1,380      488   128     90     2,086      19    24         NA
3rd Qtr.         492    753  1,245      393   135    120     1,893      20    17         NA
4th Qtr.         558    827  1,385      446   157    133     2,121      16    20         NA
               -----  -----  -----    -----   ---    ---     -----      --    --
       CY      2,184  3,277  5,461    1,818   547    420     8,246      74    85         NA

      2004
1st Qtr.         525    820  1,345      473   159    296     2,273      19    19        246
2nd Qtr.         542    846  1,388      503   172    338     2,401      18    48        284
3rd Qtr.         463    746  1,209      411   185    314     2,119      16    43        261
4th Qtr. #       473    797  1,270      446   200    381     2,297      17    46        317
               -----  -----  -----    -----   ---  -----     -----      --   ---      -----
      CY #     2,003  3,209  5,212    1,833   716  1,329     9,090      70   156      1,108

      2005
1st Qtr. #       481    769  1,250      515   181    337     2,283      17    51        280
               -------------------    -----   ---  -----     -----

@  Numbers may vary due to rounding
#  Denotes estimate

1 GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
2  GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
3 GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
4 GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004
5 International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT

Effective December 1, 2004 reporting, 2004 quarterly production for GME and GMAP has been restated to include all joint venture production. In addition, a new International joint venture memo total has been added. Refer to Footnotes 2, 3, 4, & 5.



Memo:  Incl all joint ventures
                 -----------------      ---   ---    ---     -----
4th Qtr. 2003    558    827  1,385      458   157    308     2,308      16    20        265
                 -----------------      ---   ---    ---     -----

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                         (Registrant)


Date:  December 1, 2004              By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)